Unaudited Interim Consolidated Statements of Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
REVENUES:
Voyage revenues	$ 71,171	$ 41,872
EXPENSES:
Voyage expenses (including related party)	(1,341)	(903)
Vessel operating expenses	(11,474)	(6,585)
General and administrative expenses (including related party)	(939)	(1,021)
Management fees-related party	(2,400)	(1,419)
Depreciation	(12,003)	(6,852)
Operating income	43,014	25,092
OTHER INCOME/(EXPENSES):
Interest and finance costs	(13,848)	(3,999)
Interest income	34	0
Other, net	(19)	154
Total other expenses	(13,833)	(3,845)
Partnership's Net Income	29,181	21,247
Common unitholders' interest in Net Income	16,823	11,413
Subordinated unitholders' interest in Net Income	12,295	9,813
General Partner's interest in Net Income	$ 63	$ 21
Earnings per unit, basic and diluted:
Common unit (basic and diluted)	$ 0.82	$ 0.74
Weighted average number of units outstanding, basic and diluted:
Common units	20,505,000	15,381,464